[FRONT OF COMMON STOCK CERTIFICATE]




INCORPORATED UNDER THE LAWS                                  CUSIP 055013 106
OF THE STATE OF DELAWARE                                      SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                   AZUREL LTD.

THIS CERTIFIES THAT


is the owner of


       FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR
                                    VALUE OF



                                   AZUREL LTD.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

  This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
          /s/ Van Christakos                           /s/ Constantine Bezas
              SECRETARY                                    PRESIDENT



COUNTERSIGNED AND REGISTERED:

NORTH AMERICAN  TRANSFER  CO.                    BY               TRANSFER AGENT
(FREEPORT, N.Y.)                                                  AND REGISTRAR


                                  AZUREL LTD.
                                   CORPORATE
                                      SEAL
                                      1995
                                    DELAWARE
                                                                  AUTHORIZED
                                                                  OFFICER

[BACK OF COMMON STOCK CERTIFICATE]


   THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -as tenants in common            UNIF GIFT MIN ACT-___   Custodian ____
                                                          (Cust)         (Minor)
                                                 under Uniform Gifts to Minors
TEN ENT -as tenants by the entireties

JT TEN  -as joint tenants with right of                   Act   _____
         survivorship and not as tenants                       (State)
         in common


     Additional abbreviations may also be used though not in the above list.

  For Value Received,   ______   hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

---------------------------------------------------------------------  Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint



--------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.



Dated __________________

                                     -----------------------------------------
                                     NOTICE:
                                              THE   SIGNATURE   TO   THIS
                                              ASSIGNMENT  MUST CORRESPOND
                                              WITH     THE     NAME    AS
                                              WRITTENUPONTHE  FACE OF THE
                                              CERTIFICATE     IN    EVERY
                                              PARTICULAR,         WITHOUT
                                              ALTERATION  OR  ENLARGEMENT
                                              OR ANY CHANGE WHATEVER.

                                   X
                                     -----------------------------------------
                                               Signature Guaranteed

                                     -----------------------------------------